EQUIPMENT FINANCING AGREEMENT

                           Agreement #
                                       ---------------

FULL LEGAL NAME    George Pirgousis dba Floridino's Pizza & Pasta

BILLING ADDRESS    3560 Cypress Gardens Rd

CITY    Winter Haven             STATE   Florida              COUNTY
                                                                     -----------

CONTACT                                                 TELEPHONE# 941/326-1006
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QUANTITY      FULL DESCRIPTION OF COLLATERAL                         EQUIPMENT
              INCLUDING MODEL, SERIAL NUMBERS                          COST

              1995 Mitz FE 4 Gyturbo 5spd AC P5
              VIN JW6AKC1H5SL002896                                 $13,780.00


COLLATERAL LOCATION (IF DIFFERS FROM BILLING ADDRESS)
-------------------------------------                                INITIAL PAYMENT
STREET ADDRESS                                                       (CHECK FOR THIS AMOUNT MUST
                                                                     ACCOMPANY AGREEMENT)
---------------------------------------
CITY       STATE      ZIP       COUNTY                               FIRST PAYMENT          $440.96
                                                                     ADVANCED PMT.          $440.96
TERM OF LOAN               INITIAL PAYMENT      TOTAL OF             LOAN FEE               $195.00
AND PAYMENTS                DATE                PAYMENT
                                                                     TOTAL AMOUNT           $1,976,92
48 Payments of $440.96      _____, 19_____      $440.96              DUE


                     TERMS OF EQUIPMENT FINANCING AGREEMENT

Debtor and Creditor agree as follows:

1. SECURITY INTEREST: Debtor hereby grants Creditor a security under the Uniform Commercial Code in the above property (collectively the "Collateral" and individually an "Item" or "Item of Collateral"). Such security interest is granted to secure performance by Debtor of its obligations thereunder and under any other present or future agreement with Creditor. Debtor shall insure that such security interest is and shall remain a sole first lien security interest.

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2. PAYMENTS: Debtor shall repay creditor the above Total of Payments in the number of monthly installments of the amount indicated above. The initial installment payment shall be deemed due as of the date indicated above and subsequent installment payments shall be due on the same day of each month thereafter until paid. All other amounts due thereunder shall be due upon Debtor's Receipt of Creditor's invoice therefor. Advance payments shall be applied to the last installment payments in reverse order until exhausted; provided that if there is a default, any payments under this agreement may be applied to Debtor's obligations to Creditor in such order as Creditor chooses.

3. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO SUPPLIER OF AN ITEM OR INTERMEDIARY NOR ANY AGENT OF EITHER THEREOF IS AN AGENT OF CREDITOR AND FURTHER THAT NONE OF SUCH PARTIES IS AUTHORIZED TO WAIVE OR ALTER ANY ITEM OR CONDITION OF THIS AGREEMENT. NO REPRESENTATION AS TO ANY MATTER BY ANY SUCH PARTY SHALL BIND CREDITOR OR AFFECT DEBTOR'S DUTY TO PAY THE INSTALLMENT PAYMENTS AND PERFORM ITS OTHER OBLIGATIONS THEREUNDER.

4. NON CANCELABLE AGREEMENT; PREPAYMENT; NO OFFSET. THIS AGREEMENT IS NON CANCELABLE BY DEBTOR FOR ANY REASON WHATSOEVER. DEBTOR MAY
REPAY THE INSTALLMENT PAYMENTS ONLY IN ACCORDANCE HEREWITH.  ALL
PAYMENTS THEREUNDER ARE TO BE MADE WITHOUT OFFSET.

5. FINANCING: THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. CREDITOR HAS HAD NO INVOLVEMENT IN THE SELECTION OR PURCHASE OF AND HAS MADE
AND HEREBY MAKES NO AGREEMENT, REPRESENTATION OR WARRANTY AS TO
ANY ITEM OF COLLATERAL.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS AGREEMENT.

This agreement is effective only upon execution by an authorized officer of Creditor following Debtor's execution hereof, and upon execution Creditor shall fund the equipment Cost/Advanced. Debtor hereby authorizes Creditor to Disburse the Equipment Cost/Advance as indicated on the attached Disbursement Authorization.

Creditor reserves the right to pay the applicable portion of the Equipment Cost/Advance jointly to any party not specified in the preceding sentence with a security interest in an item of Collateral.


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